EXHIBIT 99.1
                                                                    ------------




                         ARIZONA PACIFIC MATERIALS, LLC

                                TABLE OF CONTENTS

                   FOR THE YEARS ENDED MARCH 31, 2004 AND 2003



Report of Independent Registered Public Accounting Firm......................4

Balance Sheets.............................................................5-6

Statements of Operations.....................................................7

Statements of Cash Flows & Members' Deficiency...............................8

Notes to Financial Statements.............................................9-12

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Members of Arizona Pacific Materials, LLC
Vancouver, Washington

We have audited the accompanying balance sheets of Arizona Pacific Materials, LLC (the "Company") as of March 31, 2004 and 2003, and the related statements of operations, members' deficiency and cash flows for the years ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arizona Pacific Materials, LLC as of March 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended March 31, 2004 and 2003 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had recurring losses from operations, negative cash flows from operations, and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





                                                       /S/ MARCUM & KLIEGMAN LLP

NOVEMBER 29, 2004
NEW YORK, NEW YORK

                         ARIZONA PACIFIC MATERIALS, LLC

                                 BALANCE SHEETS

                             MARCH 31, 2004 AND 2003

                                     ASSETS

                            NOTE 1 - SALE OF BUSINESS




                                                      2004             2003
                                                  ------------     ------------
CURRENT ASSETS
     Cash                                         $     53,468     $         --
     Accounts receivable, net of allowance of
       $55,909 and $30,514 at March 31, 2004
       and 2003, respectively                          155,238          396,395
     Inventory                                       1,406,108        1,216,772
     Prepaid expenses                                    4,301           19,486
                                                  ------------     ------------

         TOTAL CURRENT ASSETS                        1,619,115        1,632,653

PROPERTY AND EQUIPMENT, NET                          1,784,690        1,985,983

OTHER ASSETS
     Deposits                                              200              200
                                                  ------------     ------------

         TOTAL OTHER ASSETS                                200              200
                                                  ------------     ------------

         TOTAL ASSETS                             $  3,404,005     $  3,618,836
                                                  ============     ============




See accompanying notes to financial statements.

                         ARIZONA PACIFIC MATERIALS, LLC

                                 BALANCE SHEETS

                             MARCH 31, 2004 AND 2003

                       LIABILITIES AND MEMBERS' DEFICIENCY

                            NOTE 1 - SALE OF BUSINESS




                                                      2004             2003
                                                  ------------     ------------
CURRENT LIABILITIES

     Accounts payable - trade                          280,431          275,701
     Accrued expenses                                    7,457           12,942
     Current portion of note payable                 4,287,221        4,284,617
     Notes payable to members                        1,196,604          318,133
     Advances from members                           1,314,432          451,948
                                                  ------------     ------------

         TOTAL CURRENT LIABILITIES                   7,086,145        5,343,341

LONG-TERM LIABILITIES - LESS CURRENT PORTION         1,310,228        1,583,033

COMMITMENTS AND CONTINGENCIES

MEMBERS' DEFICIENCY                                 (4,992,368)      (3,307,538)
                                                  ------------     ------------

         TOTAL LIABILITIES & MEMBERS' DEFICIENCY  $  3,404,005     $  3,618,836
                                                  ============     ============




See accompanying notes to financial statements.

                         ARIZONA PACIFIC MATERIALS, LLC

                STATEMENTS OF OPERATIONS AND MEMBERS' DEFICIENCY

                   FOR THE YEARS ENDED MARCH 31, 2004 AND 2003

                            NOTE 1 - SALE OF BUSINESS




                                                      2004             2003
                                                  ------------     ------------
REVENUES                                          $  1,082,485     $  1,116,434

COST OF REVENUES                                     1,976,727        1,337,223
                                                  ------------     ------------

         GROSS PROFIT                                 (894,242)        (220,789)

OPERATING EXPENSES
     Selling, general, and administrative expenses     456,445          413,701
                                                  ------------     ------------

         TOTAL OPERATING EXPENSES                      456,445          413,701
                                                  ------------     ------------

         OPERATING LOSS                             (1,350,687)        (634,490)

OTHER EXPENSE
     Interest expense                                 (334,143)        (258,900)
     Other non operating                                    --          (39,378)
                                                  ------------     ------------
         TOTAL OTHER EXPENSE                          (334,143)        (298,278)
                                                  ------------     ------------

NET LOSS                                          $ (1,684,830)    $   (932,768)

MEMBERS' DEFICIENCY - BEGINNING                     (3,307,538)      (2,374,770)
                                                  ------------     ------------

MEMBERS' DEFICIENCY - ENDING                      $ (4,992,368)    $ (3,307,538)
                                                  ============     ============




See accompanying notes to financial statements.

                         ARIZONA PACIFIC MATERIALS, LLC

                            STATEMENTS OF CASH FLOWS

                   FOR THE YEARS ENDED MARCH 31, 2004 AND 2003

                            NOTE 1 - SALE OF BUSINESS




                                                      2004             2003
                                                  ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                     $ (1,684,830)    $   (932,768)
     Adjustments to reconcile net loss to
       net cash used in operating activities:
           Depreciation                                371,966          327,222
           Loss on sale of assets                           --           42,376
           Bad debts                                    25,395           12,380
           (Increase) decrease in:
                Accounts receivable                    215,760          (74,291)
                Prepaid expenses                        15,185          (19,486)
                Inventory                             (189,336)        (353,622)
                Accounts payable - trade                 4,730          125,035
                Accrued expenses                        (5,484)          (5,854)
                                                  ------------     ------------

     NET CASH USED IN OPERATING ACTIVITIES          (1,246,614)        (879,008)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property, equipment                  (170,672)        (141,415)
     Proceeds from sale of fixed assets                     --           50,000
                                                  ------------     ------------
     NET CASH USED IN INVESTING ACTIVITIES            (170,672)         (91,415)

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from bank loans                           15,211        2,953,970
     Payments of bank loans                           (285,412)      (2,055,863)
     Proceeds from loans from members                1,740,955           68,753
                                                  ------------     ------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES       1,470,754          966,860
                                                  ------------     ------------

     NET INCREASE(DECREASE) IN CASH               $     53,468     $     (3,563)

CASH AT BEGINNING OF YEAR                                   --            3,563
                                                  ------------     ------------

CASH AT END OF YEAR                               $     53,468     $         --
                                                  ============     ============




See accompanying notes to financial statements.

                         ARIZONA PACIFIC MATERIALS, LLC

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1--NATURE OF BUSINESS AND ORGANIZATION

SALE OF BUSINESS: On September 15, 2004, the Company was acquired by Western Power & Equipment Corp. See Note 8 for further discussion.

NATURE OF BUSINESS: Arizona Pacific Materials, LLC ("the Company") operates two surface mines producing cinder aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix and Flagstaff, Arizona building/construction markets.

GOING CONCERN: The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has yet to achieve profitability and has accumulated deficits of $4,992,368 since inception. Additionally, the Company, for the last year ending March 31, 2004, generated negative cash flow from operating activities totaling $1,246,614 and had a working capital deficiency of $5,467,030 as of March 31, 2004. In order to sustain its operating activities, the Company has been funded through bank financing and advances from members and other related parties. However, there can be no assurance that the Company will be successful in raising sufficient capital in order to meet its future operating needs. The consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.


NOTE 2--SUMMARY SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION: The Company recognizes revenue when product is shipped to its customers.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures and contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS: The carrying values of financial instruments approximate fair value due to the relatively short period of time between origination of the instruments and their expected realization, or in the case of notes payable, because the notes are at interest rates competitive with those that would be available to the Company in the current market. At March 31, 2004 and 2003, the carrying value of all other financial instruments approximates their fair values.

LONG-LIVED ASSETS: The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of March 31, 2004 and 2003 there were no such impairments.

ACCOUNTS RECEIVABLE: The Company records an allowance for doubtful accounts based on specific identification of those accounts that they consider uncollectible.

INVENTORY: Inventory comprises substantially of processed cinder aggregate in a finished state ready for resale. Inventory costs comprise not only direct cost of production, but also an allocation of overhead including mine and other plant administrative expenses. Depreciation of equipment costs associated with mining operations are also included in inventory. Inventory is valued at the lower of cost or market, with cost generally stated on a last-in, first-out (LIFO) basis. Reserves for obsolescence or slow moving inventory are recorded when such conditions are identified. As of March 31, 2004 and 2003, the LIFO reserve was $180,456 and $ 54,046, respectively.

PROPERTY AND EQUIPMENT: Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to seven years. Leasehold improvements are amortized over the shorter of the estimated useful life of the improvement or the lease term.

INCOME TAXES: The Company is treated as a partnership for income tax purposes. Income or loss from the Company's activities is allocated among the members based on their respective profit percentages, pursuant to the Company's operating agreement. No provision has been made for federal and state income taxes, since such taxes, if any, accrue to the members.

CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES: Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. Cash is held with one financial institution. The Company generates revenue primarily from 8 customers (2004) and 11 (2003) customers which approximate 93% and 92% for the fiscal years 2004 and 2003, respectively.

                         ARIZONA PACIFIC MATERIALS, LLC

                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PROPERTY & EQUIPMENT, NET

Property and equipment, net includes the following:

                                                         2004          2003
                                                      ----------    ----------
     Land                                             $  536,595    $  536,595
     Equipment                                         2,408,644     2,254,567
     Autos                                                80,894        64,298
                                                      ----------    ----------
                                                       3,026,133     2,855,460
     Less: accumulated depreciation                   (1,241,443)     (869,477)
                                                      ----------    ----------
     Property and equipment, net                      $1,784,690    $1,985,983
                                                      ==========    ==========


Equipment under capital leases of $ 1,478,819 and $1,578,621 for 2004 and 2003, respectively, are included above. Depreciation expense totaled $371,965 and $327,222 for the years ended March 31, 2004 and 2003, respectively.


NOTE 4--ROYALTY AGREEMENTS

The Company is a party to multiple royalty arrangements with land owners for the extraction of cinder aggregates and basalt from the Phoenix and Flagstaff locations. These agreements generally require the Company to pay a royalty fee based upon the number of tons of minerals extracted and sold from land owned by these land owners. The agreement related to the Flagstaff location has a pre-determined minimum amount of $40,000 per year. During the year ended March 31, 2004 and 2003, the Company was required to pay $120,355 and $115,188, respectively, in such royalty fees for both locations.


NOTE 5--NOTES PAYABLE
                                                         2004          2003
                                                      ----------    ----------

     Revolving Line of Credit Facility payable to
     Wells Fargo Bank, original amount of $4,000,000
     in October 2001 requiring interest only
     payments based on annual rate of 1.15% above
     LIBOR, maturity date of December 31, 2004.        4,000,000     4,000,000

     Note payable to Wells Fargo, original amount of
     $15,211 requiring payments of $315 (with
     interest) per month starting December 2003
     through November 2008. Interest based on annual
     rate of 8.9%.                                        14,417            --

     Note payable to Bank of America (equipment
     under capital lease), original amount
     $1,961,638 on November 14, 2002 requiring
     payments of $30,246 (with interest) per month
     starting December 2002 extending through
     October 2009. Interest is based on an annual
     rate of approximately 7.6%.                       1,583,032     1,867,650
                                                      ----------    ----------
           Total Notes Payable                        $5,597,449    $5,867,650

     Less Current Portion                              4,287,221     4,284,617
                                                      ----------    ----------
           Total Long Term Portion                    $1,310,228    $1,583,033
                                                      ==========    ==========

                         ARIZONA PACIFIC MATERIALS, LLC

                          NOTES TO FINANCIAL STATEMENTS



NOTE 5--NOTES PAYABLE (CONTINUED)

Maturities of long term debt at March 31, 2004 for the next five (5) years are as follows:


                                                   Notes Payable
                                                   -------------
     2005                                             $4,366,733
     2006                                                366,733
     2007                                                366,733
     2008                                                366,733
     2009                                                365,472
                                                      ----------
                                                       5,832,404
     Less: Interest                                     (234,955)
                                                      ----------
                                                      $5,597,449
                                                      ==========


Interest expense for fiscal year 2004 and 2003 was $334,143 and $258,900 respectively.

On March 2001, the Company entered into a revolving line of credit with Wells Fargo Bank. Under the terms of the agreement, the Company was required to meet certain financial covenants. The agreement expires on December 31, 2004. As July 31, 2004, the Company was in technical default of its loan agreement and there has been no demands for repayment by the bank. The Wells Fargo revolving line of credit facility is collateralized by substantially all the assets of the Company. There can be no assurance that the credit line will not be called or that Wells Fargo Bank will continue to make borrowings available to the Company. See Note 8.

The note payable to the Bank of America is collateralized primarily by the related equipment for which the loan proceeds were used to purchase.

The members have also personally guaranteed the notes payable to Wells Fargo Bank and Bank of America.


NOTE 6--RELATED PARTY TRANSACTIONS

From time to time, the members of Arizona Pacific Materials, LLC have advanced funds to the Company to sustain operations. As of the years ended March 31, 2004 and 2003 the balance of these advances was $1,314,432 and $451,948, respectively. Advances are payable on demand and accrue interest at 6% per annum. In addition, Pacific Coast Building Materials, LLC, the parent company of Basalite Concrete Products, LLC, a member, has loaned the Company certain funds under a note agreement with interest payable at 6.0%. The notes are payable on demand. The balance of this note as of the years ended March 31, 2004 and 2003 was $ 1,196,604 and $318,133 , respectively. No payments were made for interest or principal during the two years ended March 31, 2004.

The members have also personally guaranteed the notes payable to Wells Fargo Bank and Bank of America. See Note 5.



NOTE 7--COMMITMENTS AND CONTINGENCIES

Lease Commitments
The Company leases office space on a month to month rental agreement. Total rent expense for its facilities for the years ended March 31, 2004 and 2003 was $ 62,707 and $ 127,075, respectively. The Company also leases the land surface rights from the State of Arizona for an annual rental of $3,200 expiring September 18, 2006. The following is a schedule of future minimum non-cancelable lease payments.

     Fiscal years ending March 31,

     2005                                             $    3,200
     2006                                                  3,200
     2007                                                     --
     2008                                                     --
     2009                                                     --
     Thereafter                                               --
                                                      ----------
                                                      $    6,400
                                                      ==========

                         ARIZONA PACIFIC MATERIALS, LLC

                          NOTES TO FINANCIAL STATEMENTS


Litigation
----------
From time to time, the Company may be a defendant in litigation arising in the normal course of business. Currently there are no material ongoing litigation to be disclosed.


NOTE 8--ACQUISITIONS

On September 8, 2004, Western Power & Equipment Corp. ("Western Power"), as the purchaser, Advanced Mineral Technology of Nevada, Inc., a Nevada Corporation, an outside consultant ("AMT"), as guarantor and Basalite Concrete Products, LLC, a Nevada limited liability company ("Basalite"), and Edith Greenburg Irrevocable Trust (the "Greenburg Trust"), collectively as Seller, entered into the Agreement for the Purchase of Arizona Pacific Materials, LLC (the "Purchase Agreement"). Western Power consummated the acquisition of Arizona Pacific Materials, LLC ("Arizona Pacific") through the purchase, effective as of September 15, 2004 (the "APM Acquisition"), of all the issued and outstanding membership interests of Arizona Pacific held by Basalite and the Greenburg Trust (collectively, the "Members") as the sole members thereof for a cash consideration of $500,000 paid at closing of the APM Acquisition (the "Closing ") and the issuance at Closing by Western Power of a note in the principal face amount of $2,500,000 (the "Western Power Note"), the repayment of which (Western Power Note) is guaranteed in full by AMT (the "Guaranty"). The Company acquired substantially all the assets of APM and did not assume any of the liabilities.

The Western Power Note is to be paid in two installments, the first of which is due and payable within thirteen (13) months of the Closing in the amount of Two Million Dollars ($2,000,000) and the second installment is due and payable within nineteen (19) months of the Closing in the amount of the outstanding principal of $500,000 and accrued interest. The Western Power Note shall accrue simple interest at the rate of five percent (5%) per annum which interest shall commence accumulating from the closing.


NOTE 9--MEMBERS' DEFICIENCY

The Company operates a Limited Liability Company. Based on the LLC Agreement, the Company shall continue in existence as an LLC into perpetuity unless sooner dissolved. All members have a right to vote on all matters required to be submitted to a vote of the members. In addition, the LLC Agreement provides for, among other things, requirements regarding capital contributions, membership interests, allocations and distributions, management of the Company, transfer of ownership, and dissolution or liquidation of the Company.

                         ARIZONA PACIFIC MATERIALS, LLC

                              FINANCIAL STATEMENTS

                           FOR JULY 31, 2004 AND 2003
                                    UNAUDITED

                                TABLE OF CONTENTS




Balance Sheets..............................................................14

Statements of Operations....................................................15

Statements of Cash Flows and Members' Deficiency............................16

Notes to Financial Statements............................................17-18

                         ARIZONA PACIFIC MATERIALS, LLC

                                  BALANCE SHEET

                             JULY 31, 2004 AND 2003
                                    UNAUDITED




                                                          2004              2003
                                                      ------------      ------------
                                   ASSETS

                            NOTE 1 - SALE OF BUSINESS
CURRENT ASSETS
     Cash                                                       --            19,326
     Accounts receivable, net of allowance of
     $63,332 and 30,514 at July 31, 2004 and 2003
     respectively                                          142,132           370,609
     Inventory                                           1,387,532         1,241,773
     Prepaid expenses                                       11,111             7,007
                                                      ------------      ------------

         TOTAL CURRENT ASSETS                            1,540,775         1,638,715

PROPERTY AND EQUIPMENT, NET                              1,597,442         1,991,175

OTHER ASSETS
     Deposits                                                  200               200
                                                      ------------      ------------

         TOTAL OTHER ASSETS                                    200               200
                                                      ------------      ------------

         TOTAL ASSETS                                 $  3,138,417      $  3,630,090
                                                      ============      ============


                       LIABILITIES AND MEMBERS' DEFICIENCY

CURRENT LIABILITIES
     Accounts payable - trade                              219,219           359,019
     Accrued expenses                                       19,365            27,130
     Current portion of note payable                     4,287,548         4,284,617
     Notes payable to members                            1,422,836           554,432
     Advances from members                               1,536,961           683,632
                                                      ------------      ------------

         TOTAL CURRENT LIABILITIES                       7,485,929         5,908,830

LONG-TERM LIABILITIES - LESS CURRENT PORTION             1,214,155         1,488,161


MEMBERS' DEFICIENCY                                     (5,561,667)       (3,766,901)
                                                      ------------      ------------

         TOTAL LIABILITIES & MEMBERS' DEFICIENCY      $  3,138,417      $  3,630,090
                                                      ============      ============

                         ARIZONA PACIFIC MATERIALS, LLC

                            STATEMENTS OF OPERATIONS

             FOR THE FOUR MONTH PERIOD ENDED JULY 31, 2004 AND 2003
                                    UNAUDITED

                            NOTE 1 - SALE OF BUSINESS




                                                          2004              2003
                                                      ------------      ------------
REVENUES                                              $    139,325      $    451,869
COST OF REVENUES                                           427,666           557,452
                                                      ------------      ------------

         GROSS PROFIT                                     (288,341)         (105,583)

OPERATING EXPENSES
     Selling, general, and administrative expenses         115,040           251,355
                                                      ------------      ------------

         TOTAL OPERATING EXPENSES                          115,040           251,355
                                                      ------------      ------------

         OPERATING LOSS                                   (403,381)         (356,938)

OTHER EXPENSES
     Interest expense                                     (130,144)         (102,425)
     Other non operating                                   (35,774)               --
                                                      ------------      ------------
         TOTAL OTHER EXPENSE                              (165,918)         (102,425)
                                                      ------------      ------------

NET LOSS                                              $   (569,299)     $   (459,363)

MEMBER'S DEFICIT - BEGINNING                            (4,992,368)       (3,307,538)
                                                      ------------      ------------

MEMBER'S DEFICIT - ENDING                             $ (5,561,667)     $ (3,766,901)
                                                      ============      ============

                         ARIZONA PACIFIC MATERIALS, LLC

                             STATEMENT OF CASH FLOWS

             FOR THE FOUR MONTH PERIOD ENDED JULY 31, 2004 AND 2003
                                    UNAUDITED

                            NOTE 1 - SALE OF BUSINESS




                                                          2004              2003
                                                      ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                         $   (569,299)     $   (459,363)
     Adjustments to reconcile net loss to
       net cash used in operating activities:
           Depreciation                                    123,974           118,426
           Loss on sale of assets                           28,274                --
           Reserve for bad debts                             5,423                --
           (Increase) decrease in:
                Accounts receivable                          7,683            25,869
                Prepaid expenses                            (6,810)           12,394
                Inventory                                   18,575           (25,000)
                Accounts payable - trade                   (61,211)           83,318
                Accrued expenses                            11,908            14,189
                                                      ------------      ------------

     NET CASH USED IN OPERATING ACTIVITIES                (441,483)         (230,167)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property, equipment                            --          (123,618)
     Proceeds from sale of fixed assets                     35,000                --
                                                      ------------      ------------
     NET CASH PROVIDED BY (USED IN)
       INVESTING ACTIVITIES                                 35,000          (123,618)

CASH FLOWS FROM FINANCING ACTIVITIES
     Payments of bank loans                                (95,746)         (737,044)
     Proceeds from loans from members                      448,761         1,110,155
                                                      ------------      ------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES             353,015           373,111
                                                      ------------      ------------

     NET INCREASE(DECREASE) IN CASH                   $    (53,468)           19,326

CASH AT BEGINNING OF PERIOD                                 53,468                --
                                                      ------------      ------------
CASH AT END OF PERIOD                                 $         --            19,326
                                                      ============      ============

                         ARIZONA PACIFIC MATERIALS, LLC

                          NOTES TO FINANCIAL STATEMENTS
                                    UNAUDITED


NOTE 1--NATURE OF BUSINESS AND ORGANIZATION

DESCRIPTION OF BUSINESS: Arizona Pacific Materials, LLC ("the Company") operates two surface mines producing cinder aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix and Flagstaff, Arizona building/construction markets. On September 15, 2004, the Western Power & Equipment Corp. purchased the Company.

GOING CONCERN: The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying condensed financial statements, the Company has yet to achieve profitability and has accumulated deficits of $5,561,667 since inception. Additionally, the Company, continues to generate negative cash flow from operating activities and had a working capital deficiency of $5,945,154 as of July 31, 2004. In order to sustain its operating activities, the Company has primarily been funded through bank financing and advances from members and a related party. However, there can be no assurance that the Company can be successful in raising sufficient capital in order to meet its future operating needs. The consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

BASIS OF PRESENTATION The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the four months ended July 31, 2004 are not necessarily indicative of the results that may be expected for the fiscal year ended March 31, 2005. For further information, refer to the Company's annual March 31, 2004 and 2003 financial statements and footnotes included in this filing on pages 4 to 12.

INVENTORY: Inventory comprises substantially of processed cinder aggregate in a finished state ready for resale. Inventory costs comprise not only direct cost of production, but also an allocation of overhead including mine and other plant administrative expenses. Depreciation of equipment costs associated with mining operations are also included in inventory. Inventory is valued at the lower of cost or market, with cost generally stated on a last-in, first-out (LIFO) basis. Reserves for obsolescence or slow moving inventory are recorded when such conditions are identified. As of July 31, 2004 and 2003, the LIFO reserve was $195,462 and $ 60,450 respectively.


NOTE 2--COMMITMENTS AND CONTINGENCIES

Lease Commitments
-----------------
The Company leases office space on a month to month rental agreement. Total rent expense for its facilities for the four month period ended July 31, 2004 and 2003 was $ 11,414 and $ 62,707, respectively. The Company also leases the land surface rights from the State of Arizona for an annual rental of $3,200 expiring September 18, 2006. The following is a schedule of future minimum non-cancelable lease payments.

     Fiscal years,

     2005                                             $    3,200
     2006                                                  3,200
     2007                                                     --
     2008                                                     --
     2009                                                     --
     Thereafter                                               --
                                                      ----------
                                                      $    6,400
                                                      ==========

Litigation
----------
From time to time, the Company may be a defendant in litigation arising in the normal course of business. Currently there are no material ongoing litigation to be disclosed.

                         ARIZONA PACIFIC MATERIALS, LLC

                          NOTES TO FINANCIAL STATEMENTS
                                    UNAUDITED


NOTE 3--RELATED PARTY TRANSACTIONS

From time to time, the members of Arizona Pacific Materials, LLC have advanced funds to the Company to sustain operations. As of July 31, 2004 and 2003 the balance of these advances was $1,536,961 and $683,632, respectively. Advances are payable on demand and accrue interest at 6% per annum. In addition, Pacific Coast Building Materials, LLC, the parent company of Basalite Concrete Products, LLC, a member, has loaned the Company certain funds under a note agreement with interest payable at 6.0%. The notes are payable on demand. The balance of this note as of July 31, 2004 and 2003 was $ 1,422,836 and $554,432 , respectively. No payments were made for interest or principal during the two years.

The members have also personally guaranteed the notes payable to Wells Fargo Bank and Bank of America.